Restricted Cash And Short-term Deposits (Tables)	12 Months Ended
Dec. 31, 2025
Restricted Cash and Investments [Abstract]
Components of restricted cash and cash equivalents
Our restricted cash balances are as follows:

(in thousands of $)	2025	2024
Restricted cash in relation to FLNG Gimi (1)	38,424	58,107
Restricted cash relating to the LNG Hrvatska O&M Agreement (2)	13,258	12,715
Restricted cash and short-term deposits held by lessor VIE (3)	11,429	17,472
Restricted cash relating to office lease	1,085	949
Restricted cash in relation to FLNG Hilli (4)	—	60,955
Total restricted cash and short-term deposits	64,196	150,198
Less: Amounts included in current restricted cash and short-term deposits	(24,695)	(75,579)
Long-term restricted cash	39,501	74,619
(1) The restricted cash balance as of December 31, 2024 relates to amounts classified as restricted under the terms of the $700 million Gimi facility. Pre-commissioning contractual cash flows were required to be reserved and could only be used for debt service prior to achieving COD. These restrictions were lifted through a contractual release mechanism upon reaching COD in June 2025.
Following COD and the refinancing of the $700 million Gimi facility through drawdown of the $1.2 billion facility agreement in November 2025 (note 19), the restricted cash balance as of December 31, 2025 relates to the requirement to maintain a debt service reserve account for the duration of the facility term.
(2) In connection with the LNG Hrvatska O&M Agreement, we are required to maintain two performance guarantees, one in the amount of $10.7 million (€9.1 million) and one in the amount of $1.3 million, both of which will remain restricted, inclusive of accrued interest. In July 2025, we mutually agreed with LNG Hrvatska d.o.o. to terminate the O&M Agreement for the FSRU LNG Croatia. Pursuant to the deed of termination, the performance guarantees were discharged and the associated restricted cash was subsequently released in January 2026, with no further obligations thereafter.
(3) This is held by lessor VIE that we are required to consolidate under U.S. GAAP (note 5).
(4) In November 2015, we provided cash collateral to support a $400 million letter of credit (“LC”) issued by a financial institution as a performance guarantee under the LTA with Perenco and SNH. Over time, the LC and related cash collateral were subject to a stepped reduction based on the operational performance of FLNG Hilli. Although the cash collateral was originally expected to remain until the end of the LTA term, in June 2025, we agreed with the financial institution to release the cash collateral requirement under the LC.
There were no short-term investments for the years ended December 31, 2025 and 2024.